                                                                       Exhibit 3

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
=======================                                              =======================
        [NUMBER]                        [GRAPHIC]                            [SHARES]
-----------------------                                              -----------------------
W-
-----------------------                                              -----------------------

=======================                                              =======================

                             The Warnaco Group, Inc.                     SEE REVERSE SIDE
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE   FOR CERTAIN DEFINITIONS

                                                                     -----------------------
                                                                        CUSIP 934390 40 2
                                                                     -----------------------

THIS CERTIFIES THAT_____________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
is the owner of_________________________________________________________________

        FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF

                             THE WARNACO GROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers and to be sealed with the seal of the Corporation.

Dated:

                            =======================
                            THE WARNACO GROUP, INC.
                            -----------------------
                                  CORPORATE
/s/ Stanley P. Silverstein          SEAL              /s/ Antonio C. Alvarez II
--------------------------          1986              -------------------------
  SECRETARY                       DELAWARE                    PRESIDENT
                            -----------------------

                            =======================

                                 COUNTERSIGNED AND REGISTERED:
                                  WELLS FARGO BANK MINNESOTA, N.A.

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR


                                                       BY
                                                          ----------------------
                                                            AUTHORIZED SIGNATURE

================================================================================

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                              UTMA - ________ Custodian ________
TEN COM - as tenants in common                        (Cust)             (Minor)

TEN ENT - as tenants by entireties             under Uniform Transfer to Minors

JT TEN  - as joint tenants with right of survivorship   Act ____________________
          and not as tenants in common                             (State)

     Additional abbreviations may also be used though not in the above list.

--------------------------------------------------------------------------------

For value received __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

________________________________________________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________
_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                                    _______________________________________

                                         _______________________________________
                                         NOTICE: THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR WITHOUT
                                         ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                         WHATEVER.

SIGNATURE GUARANTEED
--------------------------------------
ALL GUARANTEES MUST BE MADE BY A
FINANCIAL INSTITUTION (SUCH AS A BANK
OR BROKER) WHICH IS A PARTICIPANT IN
THE SECURITIES TRANSFER AGENTS
MEDALLION PROGRAM ("STAMP"), THE NEW
YORK STOCK EXCHANGE, INC. MEDALLION
SIGNATURE PROGRAM ("MSP"), OR THE
STOCK EXCHANGES MEDALLION PROGRAM
("SEMP") AND MUST NOT BE DATED.
GUARANTEES BY A NOTARY PUBLIC ARE NOT
ACCEPTABLE.
--------------------------------------

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE RIGHTS AGREEMENT (THE "RIGHTS AGREEMENT"), BETWEEN THE WARNACO GROUP, INC. (THE "COMPANY") AND WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (THE "RIGHTS AGENT"), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE RIGHTS AGENT DESIGNATED FOR SUCH PURPOSE. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT, AS IN EFFECT ON THE DATE OF MAILING, WITHOUT CHARGE PROMPTLY AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS ISSUED TO, OR HELD BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT), WHETHER CURRENTLY HELD BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BECOME NULL AND VOID.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE COMPANY OR THE TRANSFER AGENT.


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